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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 12, 2003


                     VANDERBILT MORTGAGE AND FINANCE, INC.
                             VANDERBILT ABS CORP.
                              CLAYTON HOMES, INC.
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            (Exact name of registrant as specified in its charter)


  Vanderbilt - Tennessee
  Vanderbilt ABS Corp. - Del.
  Clayton Homes, Inc. - Del.             333-100319              62-0997810
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(State or Other Jurisdiction            (Commission          (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)



500 Alcoa Trail
Maryville, Tennessee                                              37804
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(Address of Principal                                          (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (865) 380-3000

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Item 5.  Other Events.
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Filing of Computational Materials and Collateral Term Sheets.
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     In connection with the offering of the Vanderbilt Mortgage and Finance,
Inc. ("Vanderbilt") Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates, Series 2003-A (the "Certificates"), Bear, Stearns & Co. Inc. ("Bear Stearns") and Credit Suisse First Boston Corporation ("CSFB"), as the underwriters of the Certificates (collectively, the "Underwriters") have provided certain Computational Materials and Collateral Term Sheets for distribution to potential investors. Although Vanderbilt provided the Underwriters with certain information regarding the characteristics of the collateral in the related portfolio, it did not participate in the preparation of the Computational Materials and Collateral Term Sheets.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Contracts; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials provided by Bear Stearns and CSFB are attached hereto as Exhibit 99.1, 99.2, 99.3, 99.4 and 99.5.

     For purposes of this Form 8-K, "Collateral Term Sheets" shall mean computer generated tables and/or charts displaying, with respect to the underlying loans, any of the following: data regarding the contractual and related characteristics of the underlying loans, such as their individual and weighted average coupons, maturities and loan-to-value ratios and other factual information regarding the types of loans comprising the pool, the geographic distribution (e.g. by state or zip code) of the properties securing the loans and the programs under which the loans were originated (e.g., documentation standards). The Collateral Term Sheets provided by Bear Stearns and CSFB are attached hereto as Exhibit 99.6.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1  Computational Materials -  Bear Stearns and CSFB.
         99.2  Computational Materials -  Bear Stearns and CSFB.
         99.3  Computational Materials -  Bear Stearns and CSFB.
         99.4  Computational Materials -  Bear Stearns and CSFB.
         99.5  Computational Materials -  Bear Stearns and CSFB.
         99.6  Collateral Term Sheets -  Bear Stearns and CSFB.



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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

VANDERBILT MORTGAGE AND FINANCE, INC.



By    /s/ David Jordan
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  Name:   David Jordan
  Title:  Secretary



VANDERBILT ABS CORP.



By    /s/ David Jordan
  -------------------------
  Name:   David Jordan
  Title:  Secretary



CLAYTON HOMES, INC.



By    /s/ Amber Krupacs
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  Name:   Amber Krupacs
  Title:  Vice President


Dated:  February 14, 2003



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                                 Exhibit Index
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Exhibit
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99.1     Computational Materials - Bear Stearns and CSFB.

99.2     Computational Materials -  Bear Stearns and CSFB.

99.3     Computational Materials -  Bear Stearns and CSFB.

99.4     Computational Materials -  Bear Stearns and CSFB.

99.5     Computational Materials -  Bear Stearns and CSFB.

99.6     Collateral Term Sheets -  Bear Stearns and CSFB.



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